EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Documentation Type
-------------------------------------------------------------------------
Documentation                            WA LTV  WA FICO     Balance
-------------------------------------------------------------------------
FULL/ALT DOC                              77.22    718    228,074,494.44
-------------------------------------------------------------------------
NO DOC                                     76.6    704    168,138,657.59
-------------------------------------------------------------------------
STATE INCOME/STATED ASSET                 77.72    719    525,490,385.72
-------------------------------------------------------------------------
Total:                                    77.39    716    921,703,537.75
-------------------------------------------------------------------------


Amortization Type
-------------------------------------------------------------------------
Amortization Type                        WA LTV  WA FICO     Balance
-------------------------------------------------------------------------
2 YEAR ARM                                79.16    724     37,926,334.63
-------------------------------------------------------------------------
3 YEAR ARM                                78.41    719    304,706,749.36
-------------------------------------------------------------------------
5 YEAR ARM                                76.49    715    506,288,836.97
-------------------------------------------------------------------------
7-10 YEAR ARM                             78.85    721     25,921,856.35
-------------------------------------------------------------------------
ARM                                       78.27    698     46,859,760.45
-------------------------------------------------------------------------
Total:                                    77.39    716    921,703,537.75
-------------------------------------------------------------------------

                       Data Entry Rules:
         Pool Data     -----------------
                       1. Only enter data in the fields highlighted in purple.
                       2. Please enter 0 for blanks.


           Deal Ticker:


----------------------------------------------------------------
                          Pool Summary
----------------------------------------------------------------
Total Issue Balance (USD)                       $921,703,537.75
                                          ----------------------
Original Mortgage Pool Balance (USD)            $922,127,681.85
                                          ----------------------
Current Mortgage Pool Balance (USD)             $921,703,537.75
                                          ----------------------
Total Number of Loans                                      3160
                                          ----------------------
Average Loan Balance (USD)                          $291,678.33
                                          ----------------------
1st lien (%age)                                             100
                                          ----------------------
2nd lien (%age)                                               0
                                          ----------------------
WA FICO                                                 715.952
                                          ----------------------
 - Minimum FICO                                             614
                                          ----------------------
 - Maximum FICO                                             820
                                          ----------------------
WA LTV                                                    77.39
                                          ----------------------
 - Minimum LTV                                           15.805
                                          ----------------------
 - Maximum LTV                                              100
                                          ----------------------
WA DTI                                                       36
                                          ----------------------
 - Minimum DTI                                                0
                                          ----------------------
 - Maximum DTI                                               65
                                          ----------------------
WA Age (Months)                                               2
                                          ----------------------
WA Remaining Term (Months)                                  358
                                          ----------------------
Aquired Loans
                                          ----------------------
North California (% of Pool)                             25.197
                                          ----------------------
South California (% of Pool)                             21.257
----------------------------------------------------------------



-----------------------------------------------
                North California
-----------------------------------------------
% of State                              25.197
                                     ----------
WA FICO                                    721
                                     ----------
 - Minimum FICO                            622
                                     ----------
 - Maximum FICO                            813
                                     ----------
WA LTV                                   74.69
                                     ----------
 - Minimum LTV                           16.06
                                     ----------
 - Maximum LTV                              95
                                     ----------
Highest Zip-Code Density (% of State)     2.14
                                     ----------
Zip-Code with Highest Density            95404
-----------------------------------------------

-----------------------------------------------
                South California
-----------------------------------------------
% of State                              21.257
                                     ----------
WA FICO                                    721
Minimum FICO                               624
Maximum FICO                               804
WA LTV                                   76.82
Minimum LTV                              21.13
Maximum LTV                                 90
Highest Zip-Code Density (% of State)    3.184
Zip-Code with Highest Density            92563
-----------------------------------------------


----------------------------------------------------------
Classification              Total      Check
----------------------------------------------------------
Mortgage Type                    -       [GRAPHIC OMITTED]
Loan-to-Value            921,703,538     [GRAPHIC OMITTED]
FICO                     921,703,538     [GRAPHIC OMITTED]
Purpose                  921,703,538     [GRAPHIC OMITTED]
Occupancy                921,703,538     [GRAPHIC OMITTED]
Loan Balance             921,703,538     [GRAPHIC OMITTED]
Property Type            921,555,461     [GRAPHIC OMITTED]
Documentation Type               -       [GRAPHIC OMITTED]
Fixed Period             921,703,538     [GRAPHIC OMITTED]
Debt-to-Income Ratio     921,703,538     [GRAPHIC OMITTED]
Geographic Distribution  921,703,538     [GRAPHIC OMITTED]
----------------------------------------------------------

-------------------------------------
            Per Annum Fees
-------------------------------------
Servicer Fees
Cost of Carry
-------------------------------------


H                                 Page 1 of 8                        9/16/2005

                       Data Entry Rules:
         Pool Data     -----------------
                       1. Only enter data in the fields highlighted in purple.
                       2. Please enter 0 for blanks.


           Deal Ticker:


--------------------------------------------------------------------------------------------------------------
       Mortgage Type                               WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
Classic 30yr FRM
Classic 15yr FRM
Classic ARM
Classic 15/30 Balloon
Classic 5/1 Hybrid                        Please view additional worksheet
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
           LTV                                     WA LTV          WA FICO                 Balance
--------------------------------------------------------------------------------------------------------------
0.01-20.00                                                 16.8        698                         788,500.00
                                          --------------------------------------------------------------------
20.01-25.00                                               22.13        714                         451,987.61
                                          --------------------------------------------------------------------
25.01-30.00                                               26.39        725                         854,950.00
                                          --------------------------------------------------------------------
30.01-35.00                                               33.73        730                       2,361,253.36
                                          --------------------------------------------------------------------
35.01-40.00                                               37.55        755                       3,196,828.06
                                          --------------------------------------------------------------------
40.01-45.00                                               43.33        720                       3,611,064.82
                                          --------------------------------------------------------------------
45.01-50.00                                               47.69        718                       7,491,242.68
                                          --------------------------------------------------------------------
50.01-55.00                                               52.81        727                       7,407,506.65
                                          --------------------------------------------------------------------
55.01-60.00                                               57.96        712                      15,990,961.72
                                          --------------------------------------------------------------------
60.01-65.00                                               63.87        710                      47,866,434.66
                                          --------------------------------------------------------------------
65.01-70.00                                               68.87        709                      46,381,279.58
                                          --------------------------------------------------------------------
70.01-75.00                                               73.72        711                      65,969,665.17
                                          --------------------------------------------------------------------
75.01-80.00                                               79.76        718                     650,750,742.64
                                          --------------------------------------------------------------------
80.01-85.00                                               84.65        691                       6,841,619.48
                                          --------------------------------------------------------------------
85.01-90.00                                               89.87        710                      41,300,661.49
                                          --------------------------------------------------------------------
90.01-95.00                                               94.86        694                      19,488,650.77
                                          --------------------------------------------------------------------
95.01-100.00                                                100        680                         950,189.07
--------------------------------------------------------------------------------------------------------------



H                                 Page 2 of 8                        9/16/2005

                       Data Entry Rules:
         Pool Data     -----------------
                       1. Only enter data in the fields highlighted in purple.
                       2. Please enter 0 for blanks.


           Deal Ticker:


--------------------------------------------------------------------------------------------------------------
           FICO                                    WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
581 - 600
                                          --------------------------------------------------------------------
601 - 620                                                 78.71        614                         121,860.06
                                          --------------------------------------------------------------------
621 - 640                                                 74.92        632                      14,176,971.67
                                          --------------------------------------------------------------------
641 - 660                                                 78.85        651                      60,000,763.52
                                          --------------------------------------------------------------------
661 - 680                                                 77.31        671                     120,514,196.23
                                          --------------------------------------------------------------------
681 - 700                                                 76.86        690                     173,595,263.82
                                          --------------------------------------------------------------------
701 - 720                                                 77.88        710                     146,271,951.50
                                          --------------------------------------------------------------------
721 - 740                                                 77.91        730                     130,197,796.82
                                          --------------------------------------------------------------------
741 - 760                                                 77.72        750                     123,043,347.67
                                          --------------------------------------------------------------------
761 - 780                                                 77.37        770                      89,382,807.43
                                          --------------------------------------------------------------------
781 - 800                                                  75.8        789                      51,664,880.29
                                          --------------------------------------------------------------------
801 - 820                                                 73.74        807                      12,733,698.73
                                          --------------------------------------------------------------------
> 820
Unknown
--------------------------------------------------------------------------------------------------------------



H                                 Page 3 of 8                        9/16/2005

                       Data Entry Rules:
         Pool Data     -----------------
                       1. Only enter data in the fields highlighted in purple.
                       2. Please enter 0 for blanks.


           Deal Ticker:


--------------------------------------------------------------------------------------------------------------
            LTV                                    MIG%           WA FICO               Balance with MIG
--------------------------------------------------------------------------------------------------------------
0.01-20.00
20.01-25.00
25.01-30.00
30.01-35.00
35.01-40.00
40.01-45.00
45.01-50.00
50.01-55.00
55.01-60.00
60.01-65.00
65.01-70.00
70.01-75.00
75.01-80.00
                                          --------------------------------------------------------------------
80.01-85.00                                                  13        691                          6,841,619
                                          --------------------------------------------------------------------
85.01-90.00                                                  25        710                         41,300,661
                                          --------------------------------------------------------------------
90.01-95.00                                                  30        694                         19,488,651
                                          --------------------------------------------------------------------
95.01-100.00                                                 35        680                            950,189
--------------------------------------------------------------------------------------------------------------
          Purpose                                  WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
Purchase                                                  79.74        724                     594,239,102.35
                                          --------------------------------------------------------------------
Cash-Out/Refinancing                                      72.51        702                     220,713,607.41
                                          --------------------------------------------------------------------
Refinancing                                               74.39        701                     106,750,827.99
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Occupancy                                WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
Owner                                                     77.18        715                     709,369,808.12
                                          --------------------------------------------------------------------
Investment                                                78.32        721                     175,483,935.26
                                          --------------------------------------------------------------------
2nd Home                                                  77.07        715                      36,849,794.37
--------------------------------------------------------------------------------------------------------------



H                                 Page 4 of 8                        9/16/2005

                       Data Entry Rules:
         Pool Data     -----------------
                       1. Only enter data in the fields highlighted in purple.
                       2. Please enter 0 for blanks.


           Deal Ticker:


--------------------------------------------------------------------------------------------------------------
          Loan Balance                             WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
<$200,000                                                 79.59        713                     159,248,390.20
                                          --------------------------------------------------------------------
<$400,000                                                 78.34        716                     366,434,420.22
                                          --------------------------------------------------------------------
<$600,000                                                 76.86        718                     278,674,957.34
                                          --------------------------------------------------------------------
>$600,000                                                  72.7        715                     117,345,769.98
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
         Property Type                             WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
SFR                                                       77.13        714                     549,450,838.70
                                          --------------------------------------------------------------------
PUD                                                       77.99        719                     199,240,156.90
                                          --------------------------------------------------------------------
CND                                                       78.74        722                     114,263,528.47
                                          --------------------------------------------------------------------
2-4 Family                                                75.16        714                      58,600,937.04
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      Documentation Type                           WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
Full
Reduced
SISA
NISA                                      Please view additional worksheet
NINA
NAV
No Ratio
Alt
--------------------------------------------------------------------------------------------------------------



H                                 Page 5 of 8                        9/16/2005

                       Data Entry Rules:
         Pool Data     -----------------
                       1. Only enter data in the fields highlighted in purple.
                       2. Please enter 0 for blanks.


           Deal Ticker:


--------------------------------------------------------------------------------------------------------------
     Fixed Period (Months)                         WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
                    1
                    3
                    6
                                          --------------------------------------------------------------------
                   12                                     78.27        698                      46,859,760.45
                                          --------------------------------------------------------------------
                   24                                     79.16        724                      37,926,334.63
                                          --------------------------------------------------------------------
                   36                                     78.41        719                     304,706,749.36
                                          --------------------------------------------------------------------
                   60                                     76.49        715                     506,288,836.97
                                          --------------------------------------------------------------------
                   84                                     78.46        722                      22,950,425.56
                                          --------------------------------------------------------------------
                  >=120                                   81.93        718                       2,971,430.79
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
             DTI                                   WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
0.01 - 5.00                                               69.89        643                         470,000.00
                                          --------------------------------------------------------------------
5.01 - 10.00                                              74.01        715                       2,479,171.85
                                          --------------------------------------------------------------------
10.01 - 15.00                                             66.79        730                       6,735,664.66
                                          --------------------------------------------------------------------
15.01 - 20.00                                             75.88        708                      18,475,201.03
                                          --------------------------------------------------------------------
20.01 - 25.00                                             76.35        721                      38,124,892.85
                                          --------------------------------------------------------------------
25.01 - 30.00                                             77.21        715                      74,669,703.17
                                          --------------------------------------------------------------------
30.01 - 35.00                                             78.19        721                     168,395,161.53
                                          --------------------------------------------------------------------
35.01 - 40.00                                             78.28        717                     291,168,827.76
                                          --------------------------------------------------------------------
40.01 - 45.00                                             78.47        714                     173,557,817.96
                                          --------------------------------------------------------------------
45.01 - 50.00                                             77.32        700                      40,591,777.95
                                          --------------------------------------------------------------------
50.01 - 55.00                                             73.94        716                       6,113,134.07
                                          --------------------------------------------------------------------
> 55.00                                                   66.51        743                       2,067,975.53
                                          --------------------------------------------------------------------
Unknown                                                   73.65        715                      98,854,209.38
--------------------------------------------------------------------------------------------------------------



H                                 Page 6 of 8                        9/16/2005

                       Data Entry Rules:
         Pool Data     -----------------
                       1. Only enter data in the fields highlighted in purple.
                       2. Please enter 0 for blanks.


           Deal Ticker:


--------------------------------------------------------------------------------------------------------------
     Geographic Distribution                       WA LTV         WA FICO                  Balance
--------------------------------------------------------------------------------------------------------------
AK                                                            0          0                                  0
AL                                                        79.69        726                         1650237.82
AR                                                        90.02        727                             264750
AS                                                            0          0                                  0
AZ                                                        78.31        714                        47566441.34
CA                                                        75.66        721                        428168770.9
CO                                                        77.08        697                        22708971.71
CT                                                        74.75        704                         6589866.24
CZ                                                            0          0                                  0
DC                                                        73.86        702                         6294852.68
DE                                                        70.24        684                         1737896.16
FL                                                        80.72        707                        79382546.59
GA                                                         81.8        702                        29833202.97
GU                                                            0          0                                  0
HI                                                        78.07        703                             795000
IA                                                        76.32        674                          338186.63
ID                                                        79.39        702                         2677631.79
IL                                                        78.09        710                        28652570.24
IN                                                        70.78        741                         1382517.16
KS                                                            0          0                                  0
KY                                                        79.99        718                         462450.002
LA                                                        86.56        709                         1240391.94
MA                                                        78.03        720                        16388370.54
MD                                                         78.6        716                        28291754.23
ME                                                        77.67        715                         1115443.14
MI                                                         77.8        694                        5874712.981
MN                                                        80.06        718                        12685765.82
MO                                                        80.62        734                         3021554.38
MS                                                           85        686                          126767.31
MT                                                        80.78        701                         1433627.91
NC                                                        75.59        705                        8429510.948
ND                                                           80        693                             158400
NE                                                        79.71        678                          269342.14



H                                 Page 7 of 8                        9/16/2005

                       Data Entry Rules:
         Pool Data     -----------------
                       1. Only enter data in the fields highlighted in purple.
                       2. Please enter 0 for blanks.


           Deal Ticker:


NH                                                        86.88        662                          249914.19
NJ                                                        80.88        705                        10347726.77
NM                                                         78.6        715                         2055857.52
NV                                                           78        729                        28556990.19
NY                                                        79.95        702                        12663823.09
OH                                                        79.19        713                        7061930.603
OK                                                        79.99        725                          103784.21
OR                                                        78.76        716                        16283743.08
OT                                                            0          0                                  0
PA                                                        74.63        709                        3532634.192
PR                                                            0          0                                  0
RI                                                        81.29        734                         1460887.39
SC                                                        80.87        709                         7205953.64
SD                                                        78.25        704                             289700
TN                                                        79.95        729                         3391926.28
TT                                                            0          0                                  0
TX                                                        77.36        703                        7224602.849
UT                                                        78.59        721                         4493301.26
VA                                                        77.87        717                        44082028.55
VI                                                            0          0                                  0
VT                                                           74        690                             153000
WA                                                        78.68        719                         32365800.9
WI                                                        80.93        715                         1158966.91
WV                                                        85.67        705                         1196199.65
WY                                                        85.04        702                          283232.96
------------------------------------------



H                                 Page 8 of 8                        9/16/2005